UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 11, 2012
Date of report (date of earliest event reported)

Raymond James Financial, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-9109	59-1517485
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway St. Petersburg, FL 33716
(Address of Principal Executive Offices)  (Zip Code)

(727) 567-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On January 11, 2012, Raymond James Financial, Inc., a Florida corporation (the “Company”), issued a press release regarding its purchase from Regions Financial Corporation, a Delaware corporation, of all of the issued and outstanding shares of capital stock of Morgan Keegan & Company, Inc., a Tennessee corporation, and Morgan Keegan Holding, Inc., an Alabama corporation (the “Transaction”). On January 11, 2012, the Company also made publicly available an investor presentation regarding the Transaction. Copies of the press release and the investor presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

The information furnished herein, including Exhibits 99.1 and 99.2, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Item 9.01	Financial Statements and Exhibits

(d) The following are filed as exhibits to this report:

Exhibit No.

99.1	Press release dated January 11, 2012 issued by Raymond James Financial, Inc.

99.2	Investor presentation dated January 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: January 11, 2012	By: /s/ Jeffrey P. Julien
Name: Jeffrey P. Julien Title: Executive Vice President – Finance, Chief Financial Officer and Treasurer